UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 6, 2018

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (71 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(A) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its regular meeting on February 6, 2018, the Board of Directors of Corning Natural Gas Holding Corporation (the "Holding Company") appointed the Holding Company’s current Treasurer and Chief Financial Officer Firouzeh Sarhangi to also serve as Secretary of the Holding Company, effective March 1, 2018. The Board of Directors did not approve any change in Ms. Sarhangi’s compensation or benefits from amounts previously disclosed in the Holding Company’s amendment to its Annual Report, filed with the Securities and Exchange Commission on Form 10-K/A on January 26, 2018. Information regarding Ms. Sarhangi’s compensation and benefits is incorporated herein from the Form 10-K/A.

Ms. Sarhangi succeeds Stanley G. Sleve in the position. Mr. Sleve’s retirement as of February 28, 2018 was previously disclosed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 6, 2018, the Board of Directors of the Holding Company approved amendments to the Holding Company’s by-laws to delete references to an executive chairman of the Board of Directors and references to assistant officers. For many years, the chairman of the Board of Directors has been an independent director, currently, Henry B. Cook, Jr., not an officer of the Corporation. The amendments were approved as part of the Second Amended and Restated By-Laws effective on February 6, 2018, filed herewith as Exhibit 3.2. A marked copy showing the changes between the Second Amended and Restated By-Laws and the First Amended and Restated By-Laws is furnished herewith for reference as Exhibit 99.1.

Item 8.01 Other Events.

On February 6, 2018, the Board of Directors of the Holding Company approved an increase in the quarterly dividend on its common stock to $0.14 per share, equivalent to an annual rate of $0.56 per share, up from the previous annual rate of $0.54 per share. The dividend is payable to shareholders of record on March 29, 2018 and payable on April 16, 2018. In addition, the Corporation confirmed its regular quarterly cash dividend of $0.375 per share on its 6% Series A Cumulative Preferred Stock and $0.25 per share on its Series B Convertible Preferred Stock, each payable to holders of record on March 29, 2018.

The press release announcing the dividends is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description	Location
3.2	Second Amended and Restated By-laws of Corning Natural Gas Holding Corporation	Filed herewith
99.1	Marked copy comparing Second Amended and Restated By-Laws to First Amended and Restated By-Laws	Furnished herewith
99.2	Press Release of Corning Natural Gas Holding Corporation with respect to quarterly dividends, dated February 7, 2018.	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

By: /s/ Michael German

President and Chief Executive Officer

Dated: February 8, 2018